                        Collateral Stratification Report
                                   WAMS02_MS11

================================================================================

-------------------------------------------------------------------
Product Type                        COUNT              UPB        %
-------------------------------------------------------------------
Fixed                                  81   $33,793,056.63   100.00%
-------------------------------------------------------------------
Total:                                 81   $33,793,056.63   100.00%
-------------------------------------------------------------------

-------------------------------------------------------------------
Original Balance                    COUNT              UPB        %
-------------------------------------------------------------------
$ 50,000.01 - $  100,000.00             3   $   244,074.06     0.72%
$100,000.01 - $  150,000.00             2       250,776.14     0.74
$150,000.01 - $  200,000.00             5       856,395.17     2.53
$200,000.01 - $  250,000.00             4       875,091.69     2.59
$250,000.01 - $  300,000.00             4     1,096,261.16     3.24
$300,000.01 - $  350,000.00            10     3,299,699.11     9.76
$350,000.01 - $  400,000.00            16     5,978,608.01    17.69
$400,000.01 - $  450,000.00             9     3,883,583.90    11.49
$450,000.01 - $  500,000.00             7     3,358,585.65     9.94
$500,000.01 - $  550,000.00             1       519,529.91     1.54
$550,000.01 - $  600,000.00             8     4,651,961.92    13.77
$600,000.01 - $  650,000.00             6     3,699,420.16    10.95
$700,000.01 - $  750,000.00             2     1,464,869.25     4.33
$750,000.01 - $  800,000.00             1       779,277.56     2.31
$900,000.01 - $  950,000.00             2     1,835,918.45     5.43
$950,000.01 - $1,000,000.00             1       999,004.49     2.96
-------------------------------------------------------------------
Total:                                 81   $33,793,056.63   100.00%
-------------------------------------------------------------------
Minimum: $   74,600.00
Maximum: $1,000,000.00
Average: $  417,603.95
-------------------------------------------------------------------

-------------------------------------------------------------------
Unpaid Balance                      COUNT              UPB        %
-------------------------------------------------------------------
$      1.01 - $  250,000.00            14   $ 2,226,337.06     6.59%
$250,000.01 - $  300,000.00             4     1,096,261.16     3.24
$300,000.01 - $  350,000.00            10     3,299,699.11     9.76
$350,000.01 - $  400,000.00            16     5,978,608.01    17.69
$400,000.01 - $  450,000.00             9     3,883,583.90    11.49
$450,000.01 - $  500,000.00             7     3,358,585.65     9.94
$500,000.01 - $  550,000.00             1       519,529.91     1.54
$550,000.01 - $  600,000.00             8     4,651,961.92    13.77
$600,000.01 - $  650,000.00             6     3,699,420.16    10.95
$700,000.01 - $  750,000.00             2     1,464,869.25     4.33
$750,000.01 - $  800,000.00             1       779,277.56     2.31
$900,000.01 - $  950,000.00             2     1,835,918.45     5.43
$950,000.01 - $1,000,000.00             1       999,004.49     2.96
-------------------------------------------------------------------
Total:                                 81   $33,793,056.63   100.00%
-------------------------------------------------------------------
Minimum: $ 74,537.33
Maximum: $999,004.49
Average: $417,198.23
-------------------------------------------------------------------

-------------------------------------------------------------------
Gross Rate                          COUNT              UPB        %
-------------------------------------------------------------------
5.251% - 5.500%                         1   $   625,000.00     1.85%
5.501% - 5.750%                         2     1,060,891.20     3.14
5.751% - 6.000%                        15     6,495,841.72    19.22
6.001% - 6.250%                        26    11,602,973.59    34.34
6.251% - 6.500%                        19     8,490,852.13    25.13
6.501% - 6.750%                         9     3,685,322.17    10.91
6.751% - 7.000%                         8     1,573,187.88     4.66
8.001% - 8.250%                         1       258,987.94     0.77
-------------------------------------------------------------------
Total:                                 81   $33,793,056.63   100.00%
-------------------------------------------------------------------
Minimum: 5.500%
Maximum: 8.250%
Weighted Average: 6.290%
-------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                                   WAMS02_MS11

================================================================================

-------------------------------------------------------------------
Net Rate                            COUNT              UPB        %
-------------------------------------------------------------------
5.001% - 5.250%                         1   $   625,000.00     1.85%
5.251% - 5.500%                         2     1,060,891.20     3.14
5.501% - 5.750%                        15     6,495,841.72    19.22
5.751% - 6.000%                        26    11,602,973.59    34.34
6.001% - 6.250%                        19     8,490,852.13    25.13
6.251% - 6.500%                         9     3,685,322.17    10.91
6.501% - 6.750%                         8     1,573,187.88     4.66
7.751% - 8.000%                         1       258,987.94     0.77
-------------------------------------------------------------------
Total:                                 81   $33,793,056.63   100.00%
-------------------------------------------------------------------
Minimum: 5.200%
Maximum: 7.950%
Weighted Average: 5.990%
-------------------------------------------------------------------

-------------------------------------------------------------------
Original Term to Maturity           COUNT              UPB        %
-------------------------------------------------------------------
360 - 360                              81   $33,793,056.63   100.00%
-------------------------------------------------------------------
Total:                                 81   $33,793,056.63   100.00%
-------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360
-------------------------------------------------------------------

-------------------------------------------------------------------
Remaining Term to Stated Maturity   COUNT              UPB        %
-------------------------------------------------------------------
301 - 359                              67   $27,402,256.63    81.09%
360 - 360                              14     6,390,800.00    18.91
-------------------------------------------------------------------
Total:                                 81   $33,793,056.63   100.00%
-------------------------------------------------------------------
Minimum: 354
Maximum: 360
Weighted Average: 359
-------------------------------------------------------------------

-------------------------------------------------------------------
Seasoning                           COUNT              UPB        %
-------------------------------------------------------------------
<= 0                                   14   $ 6,390,800.00    18.91%
1 - 1                                  59    23,861,646.97    70.61
2 - 2                                   5     2,563,643.66     7.59
3 - 3                                   1       628,363.57     1.86
5 - 5                                   1        89,614.49     0.27
6 - 6                                   1       258,987.94     0.77
-------------------------------------------------------------------
Total:                                 81   $33,793,056.63   100.00%
-------------------------------------------------------------------
Minimum: 0
Maximum: 6
Weighted Average: 1
-------------------------------------------------------------------

-------------------------------------------------------------------
FICO Scores                         COUNT              UPB        %
-------------------------------------------------------------------
630 - 639                               1   $   181,500.00     0.54%
640 - 649                               2     1,651,607.61     4.89
650 - 659                               1       494,380.46     1.46
660 - 669                               4     1,238,868.73     3.67
670 - 679                               6     2,371,335.87     7.02
680 - 689                               6     1,931,723.18     5.72
690 - 699                               6     2,843,053.84     8.41
700 - 709                               9     2,931,839.43     8.68
710 - 719                               8     3,708,310.87    10.97
720 - 729                               4     1,862,058.81     5.51
730 - 739                               3       841,315.95     2.49
740 - 749                               6     2,156,365.70     6.38
750 - 759                               8     4,352,759.01    12.88
760 - 769                               5     1,942,554.46     5.75
770 - 779                               4     2,151,061.92     6.37
780 - 789                               3     1,398,926.73     4.14
790 - 799                               3     1,045,541.94     3.09
800 - 809                               2       689,852.12     2.04
-------------------------------------------------------------------
Total:                                 81   $33,793,056.63   100.00%
-------------------------------------------------------------------
Minimum: 633
Maximum: 805
Weighted Average: 722
-------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                                   WAMS02_MS11

================================================================================

-------------------------------------------------------------------
Loan To Value Ratio                 COUNT              UPB        %
-------------------------------------------------------------------
35.01% - 40.00%                         1   $   599,416.83     1.77%
40.01% - 45.00%                         2       781,266.31     2.31
45.01% - 50.00%                         5     2,490,473.04     7.37
50.01% - 55.00%                         1       440,000.00     1.30
55.01% - 60.00%                         6     2,196,306.14     6.50
60.01% - 65.00%                         5     2,156,458.17     6.38
65.01% - 70.00%                         7     2,457,838.17     7.27
70.01% - 75.00%                        16     8,017,825.56    23.73
75.01% - 80.00%                        38    14,653,472.41    43.36
-------------------------------------------------------------------
Total:                                 81   $33,793,056.63   100.00%
-------------------------------------------------------------------
Minimum: 36.36%
Maximum: 80.00%
Weighted Average: 70.32%
-------------------------------------------------------------------

-------------------------------------------------------------------
DTI                                 COUNT              UPB        %
-------------------------------------------------------------------
11.001% - 16.000%                       1   $   604,946.81     1.79%
16.001% - 21.000%                       5     2,663,299.62     7.88
21.001% - 26.000%                       7     2,669,282.32     7.90
26.001% - 31.000%                      12     4,866,732.36    14.40
31.001% - 36.000%                      18     5,511,511.70    16.31
36.001% - 41.000%                      13     5,110,309.31    15.12
41.001% - 46.000%                      15     7,335,664.51    21.71
46.001% - 51.000%                       7     3,587,216.75    10.62
51.001% - 56.000%                       3     1,444,093.25     4.27
-------------------------------------------------------------------
Total:                                 81   $33,793,056.63   100.00%
-------------------------------------------------------------------
Minimum: 12.60%
Maximum: 53.70%
Weighted Average: 36.12%
-------------------------------------------------------------------

-------------------------------------------------------------------
Geographic Concentration            COUNT              UPB        %
-------------------------------------------------------------------
California                             22   $ 9,843,185.74    29.13%
Washington                             10     3,902,372.83    11.55
North Carolina                          4     2,425,229.05     7.18
Oregon                                  7     2,319,102.76     6.86
Texas                                   5     2,207,997.65     6.53
Florida                                 7     2,039,933.66     6.04
Pennsylvania                            5     1,981,862.01     5.86
Connecticut                             2     1,607,815.69     4.76
Georgia                                 4     1,550,324.85     4.59
Virginia                                2     1,218,785.28     3.61
Massachusetts                           2     1,052,012.99     3.11
Utah                                    2       994,687.33     2.94
Maryland                                3       890,621.09     2.64
Arizona                                 2       501,681.25     1.48
Louisiana                               1       444,337.19     1.31
Tennessee                               1       376,500.00     1.11
Idaho                                   1       356,685.02     1.06
Arkansas                                1        79,922.24     0.24
-------------------------------------------------------------------
Total:                                 81   $33,793,056.63   100.00%
-------------------------------------------------------------------

-------------------------------------------------------------------
North-South CA                      COUNT              UPB        %
-------------------------------------------------------------------
North CA                                8   $ 3,577,548.81    10.59%
South CA                               14     6,265,636.93    18.54
States Not CA                          59    23,949,870.89    70.87
-------------------------------------------------------------------
Total:                                 81   $33,793,056.63   100.00%
-------------------------------------------------------------------

-------------------------------------------------------------------
Zip Code Concentration              COUNT              UPB        %
-------------------------------------------------------------------
97229                                   3   $ 1,057,060.83     3.13%
06878                                   1       999,004.49     2.96
93065                                   2       956,479.27     2.83
92648                                   1       929,800.00     2.75
91362                                   2       917,145.11     2.71
Other                                  72    28,933,566.93    85.62
-------------------------------------------------------------------
Total:                                 81   $33,793,056.63   100.00%
-------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                                   WAMS02_MS11

================================================================================

-------------------------------------------------------------------
Loan Purpose                        COUNT              UPB        %
-------------------------------------------------------------------
Rate/Term Refi                         40   $18,111,022.89    53.59%
Cash Out Refi                          23     8,875,705.03    26.26
Purchase                               18     6,806,328.71    20.14
-------------------------------------------------------------------
Total:                                 81   $33,793,056.63   100.00%
-------------------------------------------------------------------

-------------------------------------------------------------------
Document Type                       COUNT              UPB        %
-------------------------------------------------------------------
Full                                   64   $28,877,379.64    85.45%
Reduced                                17     4,915,676.99    14.55
-------------------------------------------------------------------
Total:                                 81   $33,793,056.63   100.00%
-------------------------------------------------------------------

-------------------------------------------------------------------
Property Type                       COUNT              UPB        %
-------------------------------------------------------------------
1-Family                               48   $20,917,637.64    61.90%
PUD                                    26    10,380,784.48    30.72
Condo < 5 Floors                        4     1,186,500.46     3.51
Multi-Family                            2       679,770.48     2.01
PUD (Detached)                          1       628,363.57     1.86
-------------------------------------------------------------------
Total:                                 81   $33,793,056.63   100.00%
-------------------------------------------------------------------

-------------------------------------------------------------------
Occupancy                           COUNT              UPB        %
-------------------------------------------------------------------
Primary                                80   $33,164,693.06    98.14%
Secondary                               1       628,363.57     1.86
-------------------------------------------------------------------
Total:                                 81   $33,793,056.63   100.00%
-------------------------------------------------------------------

-------------------------------------------------------------------
Prepayment Penalty                  COUNT              UPB        %
-------------------------------------------------------------------
30.000                                  4   $ 2,425,229.05     7.18%
36.000                                  5     2,109,406.37     6.24
60.000                                 72    29,258,421.21    86.58
-------------------------------------------------------------------
Total:                                 81   $33,793,056.63   100.00%
-------------------------------------------------------------------
wa TERM: 56.349
-------------------------------------------------------------------

-------------------------------------------------------------------
Balloon Flag                        COUNT              UPB        %
-------------------------------------------------------------------
N                                      81   $33,793,056.63   100.00%
-------------------------------------------------------------------
Total:                                 81   $33,793,056.63   100.00%
-------------------------------------------------------------------

-------------------------------------------------------------------
Mortgage Ins.                       COUNT              UPB        %
-------------------------------------------------------------------
Curr LTV < 80%                         81   $33,793,056.63   100.00%
-------------------------------------------------------------------
Total:                                 81   $33,793,056.63   100.00%
-------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
-------------------------------------------------------------------

-------------------------------------------------------------------
FNMA FLAG                           COUNT              UPB        %
-------------------------------------------------------------------
Conforming                             18   $ 3,322,598.22     9.83%
Non Conforming                         63    30,470,458.41    90.17
-------------------------------------------------------------------
Total:                                 81   $33,793,056.63   100.00%
-------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================